                                                Exhibit 99.1
First Financial Bancorp Announces Third Quarter 2022 Financial Results

•Earnings per diluted share of $0.59; $0.61 on an adjusted(1) basis
•Return on average assets of 1.35%; 1.40% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 3.98%; 53 bp increase from linked quarter
•Loan growth of $377.0 million; 15.9% on an annualized basis
•Strong credit quality with declines in net charge-offs, classified and nonperforming assets from the linked quarter

Cincinnati, Ohio - October 20, 2022. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2022.

For the three months ended September 30, 2022, the Company reported net income of $55.7 million, or $0.59 per diluted common share. These results compare to net income of $51.5 million, or $0.55 per diluted common share, for the second quarter of 2022. For the nine months ended September 30, 2022, First Financial had earnings per diluted share of $1.57 compared to $1.64 for the same period in 2021.

Return on average assets for the third quarter of 2022 was 1.35% while return on average tangible common equity was 22.29%(1). These compare to return on average assets of 1.28% and return on average tangible common equity of 20.68%(1) in the second quarter of 2022.

Third quarter 2022 highlights include:

•Strong loan growth when compared to linked quarter(2)
◦Loan balances increased $377.0 million compared to the second quarter
◦Growth of 15.9% on an annualized basis
◦Broad based portfolio growth

•Net interest margin of 3.93%, or 3.98% on a fully tax-equivalent basis(1), exceeded expectations
◦53 bp increase to 3.98% from 3.45% in the second quarter due to higher asset yields resulting from higher interest rates
◦89 bp increase in loan yields offset 11 basis point increase in cost of deposits

•Noninterest income of $42.5 million, or $43.4 million as adjusted(1)
◦Foreign exchange income of $11.8 million exceeded expectations; 12.8% decline from record second quarter
◦Leasing business income of $7.1 million; consistent with second quarter
◦Wealth management fees remained strong at $5.5 million
◦Mortgage banking revenue decreased $1.5 million; 28.8% decrease from the linked quarter
◦Other noninterest income decreased $1.4 million in current quarter due to elevated income from investments in limited partnerships in second quarter
◦Adjusted(1) for $0.9 million loss on investment securities

________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) The consolidated balance sheets at September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 include assets acquired and liabilities assumed in the Summit Financial transaction. The fair value measurements of assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available.

•Noninterest expenses of $125.1 million, or $106.1 million as adjusted(1)
◦Adjustments(1) include $17.2 million tax credit investment writedown and $1.4 million of severance costs
◦Increase driven by elevated incentive costs tied to Company performance and higher leasing business expenses during the period
◦Efficiency ratio of 69.3%; 58.5% as adjusted(1)

•Total Allowance for Credit Losses of $141.1 million; Total quarterly provision expense of $8.3 million
◦Loans and leases - ACL of $124.1 million, 1.27% of total loans
◦Unfunded Commitments - ACL of $17.0 million
◦Provision expense driven by loan growth and slower prepayment speeds
◦Net charge-offs declined slightly to 7 bps of average loans and leases

•Regulatory capital ratios remain in excess of internal targets
◦Total capital ratio of 13.73%
◦Tier 1 common equity decreased 9 bps to 10.82%
◦Tangible common equity of 5.79%(1); 8.07%(1) excluding impact from AOCI
◦Tangible book value per share of $9.48(1)

Archie Brown, President and CEO, commented on the quarter, “We are very excited about our third quarter performance. Adjusted earnings per share increased approximately 9% from the second quarter due to record revenue, which was driven by an 18% increase in net interest income. Recent rate increases continued to positively impact our asset sensitive balance sheet as our net interest margin accelerated by 53 basis points.”

Mr. Brown continued, “Credit trends remained stable across the portfolio with slight reductions in non-performing loan and net charge off ratios. Even with these improvements, our loan loss reserve grew modestly to account for loan growth and the intermediate economic outlook.”

Mr. Brown commented on loan growth, “We were very pleased with loan growth in the third quarter. Loan balances increased by $377 million or 15.9% on an annualized basis, which was driven by increases in C&I, Consumer and Residential Mortgage. Given our expectations for the economy in the near-term and moderating loan pipelines, we expect loan growth to ease in the coming months.”

Mr. Brown continued, “Non-interest income was once again negatively impacted by rising rates and changes made to our overdraft program. We also experienced an expected decline in foreign exchange income from a record second quarter and mortgage activity suffered from softening demand. While we expect headwinds in the fourth quarter, we anticipate that fee income will increase modestly to close the year.”

Mr. Brown concluded, "Our third quarter performance was strong and we are optimistic we can sustain this momentum over the remainder of 2022 and into the new year. Our balance sheet is well positioned for rising rates. In addition, with a loan to deposit ratio under 80%, strong liquidity and positive credit trends, we believe we are well situated to manage a potential economic downturn.”

Full detail of the Company’s third quarter 2022 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 21, 2022 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (844) 200-6205 (U.S. toll free), (646) 904-5544 (U.S. local) or +1 (929) 526-1599 (International), access code 202818. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (866) 813-9403 (U.S. toll free), (929) 458-6194 (U.S. local) and +44 204 525-0658 (all other locations), access code 986167. The recording will be available until November 4, 2022. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2022, the Company had $16.6 billion in assets, $9.8 billion in loans, $12.3 billion in deposits and $2.0 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.0 billion in assets under management as of September 30, 2022. The Company operated 134 full service banking centers as of September 30, 2022, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
September 30, 2022
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2022	2022	2022	2021	2021	2022	2021
RESULTS OF OPERATIONS
Net income	$55,705	$51,520	$41,301	$46,945	$60,012	$148,526	$158,215
Net earnings per share - basic	$0.60	$0.55	$0.44	$0.51	$0.64	$1.59	$1.65
Net earnings per share - diluted	$0.59	$0.55	$0.44	$0.50	$0.63	$1.57	$1.64
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.69	$0.69

KEY FINANCIAL RATIOS
Return on average assets	1.35%	1.28%	1.03%	1.16%	1.49%	1.22%	1.32%
Return on average shareholders' equity	10.58%	9.84%	7.53%	8.31%	10.53%	9.29%	9.34%
Return on average tangible shareholders' equity (1)	22.29%	20.68%	14.93%	15.11%	19.03%	19.14%	16.87%

Net interest margin	3.93%	3.41%	3.11%	3.19%	3.28%	3.49%	3.30%
Net interest margin (fully tax equivalent) (1)(2)	3.98%	3.45%	3.16%	3.23%	3.32%	3.53%	3.34%

Ending shareholders' equity as a percent of ending assets	12.00%	12.74%	13.35%	13.83%	14.01%	12.00%	14.01%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	5.79%	6.40%	6.95%	7.58%	8.21%	5.79%	8.21%
Risk-weighted assets (1)	7.21%	8.09%	8.85%	9.91%	10.76%	7.21%	10.76%

Average shareholders' equity as a percent of average assets	12.75%	12.97%	13.75%	13.98%	14.14%	13.15%	14.09%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	6.49%	6.62%	7.44%	8.20%	8.35%	6.85%	8.32%

Book value per share	$21.03	$21.90	$22.63	$23.99	$23.85	$21.03	$23.85
Tangible book value per share (1)	$9.48	$10.27	$10.97	$12.26	$13.09	$9.48	$13.09

Common equity tier 1 ratio (3)	10.82%	10.91%	10.87%	10.85%	11.55%	10.82%	11.55%
Tier 1 ratio (3)	11.17%	11.28%	11.24%	11.22%	11.92%	11.17%	11.92%
Total capital ratio (3)	13.73%	13.94%	13.97%	14.11%	14.97%	13.73%	14.97%
Leverage ratio (3)	8.88%	8.76%	8.64%	8.70%	9.05%	8.88%	9.05%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$9,597,197	$9,367,820	$9,266,774	$9,283,227	$9,502,750	$9,411,807	$9,760,545
Investment securities	4,003,472	4,118,287	4,308,059	4,343,513	4,189,253	4,142,157	4,035,639
Interest-bearing deposits with other banks	317,146	294,136	273,763	166,904	32,400	295,174	41,582
Total earning assets	$13,917,815	$13,780,243	$13,848,596	$13,793,644	$13,724,403	$13,849,138	$13,837,766
Total assets	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,253,031	$16,084,472
Noninterest-bearing deposits	$4,176,242	$4,224,842	$4,160,175	$4,191,457	$3,981,404	$4,187,145	$3,942,210
Interest-bearing deposits	8,194,781	8,312,876	8,623,800	8,693,792	8,685,949	8,375,581	8,642,339
Total deposits	$12,371,023	$12,537,718	$12,783,975	$12,885,249	$12,667,353	$12,562,726	$12,584,549
Borrowings	$1,406,718	$1,079,596	$721,695	$396,743	$562,964	$1,071,845	$731,634
Shareholders' equity	$2,089,179	$2,099,670	$2,225,495	$2,241,820	$2,261,293	$2,137,615	$2,265,868

CREDIT QUALITY RATIOS
Allowance to ending loans	1.27%	1.25%	1.34%	1.42%	1.59%	1.27%	1.59%
Allowance to nonaccrual loans	339.95%	302.87%	273.09%	272.76%	225.73%	339.95%	225.73%
Allowance to nonperforming loans	261.11%	235.08%	231.98%	219.96%	192.35%	261.11%	192.35%
Nonperforming loans to total loans	0.49%	0.53%	0.58%	0.65%	0.83%	0.49%	0.83%
Nonaccrual loans to total loans	0.37%	0.41%	0.49%	0.52%	0.70%	0.37%	0.70%
Nonperforming assets to ending loans, plus OREO	0.49%	0.53%	0.58%	0.65%	0.83%	0.49%	0.83%
Nonperforming assets to total assets	0.29%	0.31%	0.33%	0.37%	0.49%	0.29%	0.49%
Classified assets to total assets	0.69%	0.74%	0.67%	0.64%	1.04%	0.69%	1.04%
Net charge-offs to average loans (annualized)	0.07%	0.08%	0.10%	0.32%	0.10%	0.08%	0.24%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2022 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2022	2021	% Change	2022	2021	% Change
Interest income
Loans and leases, including fees	$122,170	$96,428	26.7%	$306,443	$292,853	4.6%
Investment securities
Taxable	26,331	20,088	31.1%	72,066	58,219	23.8%
Tax-exempt	5,014	4,282	17.1%	14,361	14,196	1.2%
Total investment securities interest	31,345	24,370	28.6%	86,427	72,415	19.3%
Other earning assets	1,597	23	N/M	2,222	76	N/M
Total interest income	155,112	120,821	28.4%	395,092	365,344	8.1%

Interest expense
Deposits	6,386	3,320	92.3%	11,972	11,346	5.5%
Short-term borrowings	6,158	68	N/M	8,041	188	N/M
Long-term borrowings	4,676	4,023	16.2%	13,832	12,498	10.7%
Total interest expense	17,220	7,411	132.4%	33,845	24,032	40.8%
Net interest income	137,892	113,410	21.6%	361,247	341,312	5.8%
Provision for credit losses-loans and leases	7,898	(8,193)	(196.4)%	(1,958)	(9,499)	(79.4)%
Provision for credit losses-unfunded commitments	386	(1,951)	(119.8)%	3,641	(896)	(506.4)%
Net interest income after provision for credit losses	129,608	123,554	4.9%	359,564	351,707	2.2%

Noninterest income
Service charges on deposit accounts	6,279	8,548	(26.5)%	21,656	23,231	(6.8)%
Trust and wealth management fees	5,487	5,896	(6.9)%	17,858	17,742	0.7%
Bankcard income	3,484	3,838	(9.2)%	10,644	10,698	(0.5)%
Client derivative fees	1,447	2,273	(36.3)%	3,619	5,624	(35.7)%
Foreign exchange income	11,752	9,191	27.9%	35,373	31,985	10.6%
Leasing business income	7,127	0	100.0%	20,450	0	100.0%
Net gains from sales of loans	3,729	8,586	(56.6)%	12,842	26,529	(51.6)%
Net gain (loss) on sale of investment securities	(179)	(314)	(43.0)%	(176)	(745)	(76.4)%
Net gain (loss) on equity securities	(701)	108	N/M	(1,954)	381	N/M
Other	4,109	4,411	(6.8)%	13,294	10,401	27.8%
Total noninterest income	42,534	42,537	0.0%	133,606	125,846	6.2%

Noninterest expenses
Salaries and employee benefits	66,808	61,717	8.2%	195,747	183,754	6.5%
Net occupancy	5,669	5,571	1.8%	16,774	16,810	(0.2)%
Furniture and equipment	3,222	3,318	(2.9)%	9,990	10,658	(6.3)%
Data processing	8,497	7,951	6.9%	25,095	23,102	8.6%
Marketing	2,523	2,435	3.6%	6,546	5,831	12.3%
Communication	657	669	(1.8)%	1,993	2,253	(11.5)%
Professional services	2,346	2,199	6.7%	6,719	5,678	18.3%
State intangible tax	1,090	1,202	(9.3)%	3,311	3,605	(8.2)%
FDIC assessments	1,885	1,466	28.6%	5,021	4,177	20.2%
Intangible amortization	2,783	2,479	12.3%	8,612	7,438	15.8%
Leasing business expense	5,746	0	100.0%	14,302	0	100.0%
Other	23,842	10,051	137.2%	36,797	27,901	31.9%
Total noninterest expenses	125,068	99,058	26.3%	330,907	291,207	13.6%
Income before income taxes	47,074	67,033	(29.8)%	162,263	186,346	(12.9)%
Income tax expense (benefit)	(8,631)	7,021	(222.9)%	13,737	28,131	(51.2)%
Net income	$55,705	$60,012	(7.2)%	$148,526	$158,215	(6.1)%

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.64		$1.59	$1.65
Net earnings per share - diluted	$0.59	$0.63		$1.57	$1.64
Dividends declared per share	$0.23	$0.23		$0.69	$0.69

Return on average assets	1.35%	1.49%		1.22%	1.32%
Return on average shareholders' equity	10.58%	10.53%		9.29%	9.34%

Interest income	$155,112	$120,821	28.4%	$395,092	$365,344	8.1%
Tax equivalent adjustment	1,712	1,434	19.4%	4,804	4,705	2.1%
Interest income - tax equivalent	156,824	122,255	28.3%	399,896	370,049	8.1%
Interest expense	17,220	7,411	132.4%	33,845	24,032	40.8%
Net interest income - tax equivalent	$139,604	$114,844	21.6%	$366,051	$346,017	5.8%

Net interest margin	3.93%	3.28%		3.49%	3.30%
Net interest margin (fully tax equivalent) (1)	3.98%	3.32%		3.53%	3.34%

Full-time equivalent employees	2,072	2,026

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$122,170	$97,091	$87,182	$306,443	25.8%
Investment securities
Taxable	26,331	23,639	22,096	72,066	11.4%
Tax-exempt	5,014	4,916	4,431	14,361	2.0%
Total investment securities interest	31,345	28,555	26,527	86,427	9.8%
Other earning assets	1,597	505	120	2,222	216.2%
Total interest income	155,112	126,151	113,829	395,092	23.0%

Interest expense
Deposits	6,386	2,963	2,623	11,972	115.5%
Short-term borrowings	6,158	1,566	317	8,041	293.2%
Long-term borrowings	4,676	4,612	4,544	13,832	1.4%
Total interest expense	17,220	9,141	7,484	33,845	88.4%
Net interest income	137,892	117,010	106,345	361,247	17.8%
Provision for credit losses-loans and leases	7,898	(4,267)	(5,589)	(1,958)	(285.1)%
Provision for credit losses-unfunded commitments	386	3,481	(226)	3,641	(88.9)%
Net interest income after provision for credit losses	129,608	117,796	112,160	359,564	10.0%

Noninterest income
Service charges on deposit accounts	6,279	7,648	7,729	21,656	(17.9)%
Trust and wealth management fees	5,487	6,311	6,060	17,858	(13.1)%
Bankcard income	3,484	3,823	3,337	10,644	(8.9)%
Client derivative fees	1,447	1,369	803	3,619	5.7%
Foreign exchange income	11,752	13,470	10,151	35,373	(12.8)%
Leasing business income	7,127	7,247	6,076	20,450	(1.7)%
Net gains from sales of loans	3,729	5,241	3,872	12,842	(28.8)%
Net gain (loss) on sale of investment securities	(179)	0	3	(176)	(100.0)%
Net gain (loss) on equity securities	(701)	(1,054)	(199)	(1,954)	(33.5)%
Other	4,109	5,723	3,462	13,294	(28.2)%
Total noninterest income	42,534	49,778	41,294	133,606	(14.6)%

Noninterest expenses
Salaries and employee benefits	66,808	64,992	63,947	195,747	2.8%
Net occupancy	5,669	5,359	5,746	16,774	5.8%
Furniture and equipment	3,222	3,201	3,567	9,990	0.7%
Data processing	8,497	8,334	8,264	25,095	2.0%
Marketing	2,523	2,323	1,700	6,546	8.6%
Communication	657	670	666	1,993	(1.9)%
Professional services	2,346	2,214	2,159	6,719	6.0%
State intangible tax	1,090	1,090	1,131	3,311	0.0%
FDIC assessments	1,885	1,677	1,459	5,021	12.4%
Intangible amortization	2,783	2,915	2,914	8,612	(4.5)%
Leasing business expense	5,746	4,687	3,869	14,302	22.6%
Other	23,842	5,572	7,383	36,797	327.9%
Total noninterest expenses	125,068	103,034	102,805	330,907	21.4%
Income before income taxes	47,074	64,540	50,649	162,263	(27.1)%
Income tax expense (benefit)	(8,631)	13,020	9,348	13,737	(166.3)%
Net income	$55,705	$51,520	$41,301	$148,526	8.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.55	$0.44	$1.59
Net earnings per share - diluted	$0.59	$0.55	$0.44	$1.57
Dividends declared per share	$0.23	$0.23	$0.23	$0.69

Return on average assets	1.35%	1.28%	1.03%	1.22%
Return on average shareholders' equity	10.58%	9.84%	7.53%	9.29%

Interest income	$155,112	$126,151	$113,829	$395,092	23.0%
Tax equivalent adjustment	1,712	1,625	1,467	4,804	5.4%
Interest income - tax equivalent	156,824	127,776	115,296	399,896	22.7%
Interest expense	17,220	9,141	7,484	33,845	88.4%
Net interest income - tax equivalent	$139,604	$118,635	$107,812	$366,051	17.7%

Net interest margin	3.93%	3.41%	3.11%	3.49%
Net interest margin (fully tax equivalent) (1)	3.98%	3.45%	3.16%	3.53%

Full-time equivalent employees	2,072	2,096	2,050 (2)

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) Includes 65 FTE from Summit acquisition.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$92,682	$96,428	$97,494	$98,931	$385,535
Investment securities
Taxable	20,993	20,088	19,524	18,607	79,212
Tax-exempt	4,127	4,282	4,871	5,043	18,323
Total investment securities interest	25,120	24,370	24,395	23,650	97,535
Other earning assets	71	23	25	28	147
Total interest income	117,873	120,821	121,914	122,609	483,217

Interest expense
Deposits	3,089	3,320	3,693	4,333	14,435
Short-term borrowings	10	68	53	67	198
Long-term borrowings	3,968	4,023	4,142	4,333	16,466
Total interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income	110,806	113,410	114,026	113,876	452,118
Provision for credit losses-loans and leases	(9,525)	(8,193)	(4,756)	3,450	(19,024)
Provision for credit losses-unfunded commitments	1,799	(1,951)	517	538	903
Net interest income after provision for credit losses	118,532	123,554	118,265	109,888	470,239

Noninterest income
Service charges on deposit accounts	8,645	8,548	7,537	7,146	31,876
Trust and wealth management fees	6,038	5,896	6,216	5,630	23,780
Bankcard income	3,602	3,838	3,732	3,128	14,300
Client derivative fees	2,303	2,273	1,795	1,556	7,927
Foreign exchange income	12,808	9,191	12,037	10,757	44,793
Leasing business income	0	0	0	0	0
Net gains from sales of loans	6,492	8,586	8,489	9,454	33,021
Net gain (loss) on sale of investment securities	(14)	(314)	(265)	(166)	(759)
Net gain (loss) on equity securities	321	108	161	112	702
Other	5,465	4,411	3,285	2,705	15,866
Total noninterest income	45,660	42,537	42,987	40,322	171,506

Noninterest expenses
Salaries and employee benefits	62,170	61,717	60,784	61,253	245,924
Net occupancy	5,332	5,571	5,535	5,704	22,142
Furniture and equipment	3,161	3,318	3,371	3,969	13,819
Data processing	8,261	7,951	7,864	7,287	31,363
Marketing	2,152	2,435	2,035	1,361	7,983
Communication	677	669	746	838	2,930
Professional services	5,998	2,199	2,029	1,450	11,676
State intangible tax	651	1,202	1,201	1,202	4,256
FDIC assessments	1,453	1,466	1,362	1,349	5,630
Intangible amortization	2,401	2,479	2,480	2,479	9,839
Leasing business expense	0	0	0	0	0
Other	17,349	10,051	12,236	5,614	45,250
Total noninterest expenses	109,605	99,058	99,643	92,506	400,812
Income before income taxes	54,587	67,033	61,609	57,704	240,933
Income tax expense (benefit)	7,642	7,021	10,721	10,389	35,773
Net income	$46,945	$60,012	$50,888	$47,315	$205,160

ADDITIONAL DATA
Net earnings per share - basic	$0.51	$0.64	$0.53	$0.49	$2.16
Net earnings per share - diluted	$0.50	$0.63	$0.52	$0.48	$2.14
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.16%	1.49%	1.26%	1.20%	1.28%
Return on average shareholders' equity	8.31%	10.53%	9.02%	8.44%	9.08%

Interest income	$117,873	$120,821	$121,914	$122,609	$483,217
Tax equivalent adjustment	1,386	1,434	1,619	1,652	6,091
Interest income - tax equivalent	119,259	122,255	123,533	124,261	489,308
Interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income - tax equivalent	$112,192	$114,844	$115,645	$115,528	$458,209

Net interest margin	3.19%	3.28%	3.27%	3.35%	3.27%
Net interest margin (fully tax equivalent) (1)	3.23%	3.32%	3.31%	3.40%	3.31%

Full-time equivalent employees	1,994	2,026	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2022	2022	2022	2021	2021	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$195,553	$217,481	$214,571	$220,031	$209,748	(10.1)%	(6.8)%
Interest-bearing deposits with other banks	338,978	270,042	243,004	214,811	29,799	25.5%	1,037.5%
Investment securities available-for-sale	3,531,353	3,843,580	3,957,882	4,207,846	4,114,094	(8.1)%	(14.2)%
Investment securities held-to-maturity	85,823	88,057	92,597	98,420	103,886	(2.5)%	(17.4)%
Other investments	138,767	132,151	114,563	102,971	97,831	5.0%	41.8%
Loans held for sale	10,684	22,044	12,670	29,482	33,835	(51.5)%	(68.4)%
Loans and leases
Commercial and industrial	3,139,219	2,927,175	2,800,209	2,720,028	2,602,848	7.2%	20.6%
Lease financing	176,072	146,639	125,867	109,624	67,855	20.1%	159.5%
Construction real estate	489,446	449,734	479,744	455,894	477,004	8.8%	2.6%
Commercial real estate	3,976,345	4,007,037	4,031,484	4,226,614	4,438,374	(0.8)%	(10.4)%
Residential real estate	1,024,596	965,387	913,838	896,069	922,492	6.1%	11.1%
Home equity	737,318	725,700	707,973	708,399	709,050	1.6%	4.0%
Installment	202,267	146,680	132,197	119,454	96,077	37.9%	110.5%
Credit card	52,173	52,065	50,305	52,217	47,231	0.2%	10.5%
Total loans	9,797,436	9,420,417	9,241,617	9,288,299	9,360,931	4.0%	4.7%
Less:
Allowance for credit losses	(124,096)	(117,885)	(124,130)	(131,992)	(148,903)	5.3%	(16.7)%
Net loans	9,673,340	9,302,532	9,117,487	9,156,307	9,212,028	4.0%	5.0%
Premises and equipment	189,067	191,099	190,975	193,040	192,580	(1.1)%	(1.8)%
Operating leases	84,851	82,659	61,927	60,811	0	2.7%	100.0%
Goodwill	998,422	999,959	999,959	1,000,749	937,771	(0.2)%	6.5%
Other intangibles	96,528	99,019	101,673	104,367	71,663	(2.5)%	34.7%
Accrued interest and other assets	1,280,427	995,091	901,842	940,306	953,358	28.7%	34.3%
Total Assets	$16,623,793	$16,243,714	$16,009,150	$16,329,141	$15,956,593	2.3%	4.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,980,465	$3,096,365	$3,246,646	$3,198,745	$2,916,860	(3.7)%	2.2%
Savings	3,980,020	4,029,717	4,188,867	4,157,374	4,223,905	(1.2)%	(5.8)%
Time	1,242,412	1,026,918	1,121,966	1,330,263	1,517,419	21.0%	(18.1)%
Total interest-bearing deposits	8,202,897	8,153,000	8,557,479	8,686,382	8,658,184	0.6%	(5.3)%
Noninterest-bearing	4,137,038	4,124,111	4,261,429	4,185,572	4,019,197	0.3%	2.9%
Total deposits	12,339,935	12,277,111	12,818,908	12,871,954	12,677,381	0.5%	(2.7)%
Federal funds purchased and securities sold
under agreements to repurchase	3,535	0	0	51,203	81,850	100.0%	(95.7)%
FHLB short-term borrowings	972,600	896,000	185,000	225,000	107,000	8.5%	809.0%
Other	184,912	152,226	57,247	20,000	0	21.5%	100.0%
Total short-term borrowings	1,161,047	1,048,226	242,247	296,203	188,850	10.8%	514.8%
Long-term debt	355,116	358,578	379,840	409,832	313,230	(1.0)%	13.4%
Total borrowed funds	1,516,163	1,406,804	622,087	706,035	502,080	7.8%	202.0%
Accrued interest and other liabilities	773,563	491,129	430,710	492,210	540,962	57.5%	43.0%
Total Liabilities	14,629,661	14,175,044	13,871,705	14,070,199	13,720,423	3.2%	6.6%

SHAREHOLDERS' EQUITY
Common stock	1,631,696	1,637,237	1,634,903	1,640,358	1,637,065	(0.3)%	(0.3)%
Retained earnings	920,943	887,006	857,178	837,473	812,082	3.8%	13.4%
Accumulated other comprehensive income (loss)	(354,570)	(243,328)	(142,477)	(433)	14,230	45.7%	N/M
Treasury stock, at cost	(203,937)	(212,245)	(212,159)	(218,456)	(227,207)	(3.9)%	(10.2)%
Total Shareholders' Equity	1,994,132	2,068,670	2,137,445	2,258,942	2,236,170	(3.6)%	(10.8)%
Total Liabilities and Shareholders' Equity	$16,623,793	$16,243,714	$16,009,150	$16,329,141	$15,956,593	2.3%	4.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2022	2022	2022	2021	2021	2022	2021
ASSETS
Cash and due from banks	$228,068	$248,463	$241,271	$253,091	$245,212	$239,219	$238,531
Interest-bearing deposits with other banks	317,146	294,136	273,763	166,904	32,400	295,174	41,582
Investment securities	4,003,472	4,118,287	4,308,059	4,343,513	4,189,253	4,142,157	4,035,639
Loans held for sale	12,283	15,446	15,589	24,491	28,365	14,427	28,796
Loans and leases
Commercial and industrial	3,040,547	2,884,373	2,736,613	2,552,686	2,634,306	2,888,291	2,870,954
Lease financing	158,667	134,334	115,703	67,537	67,159	136,392	67,918
Construction real estate	469,489	460,609	474,278	460,588	567,091	468,108	614,737
Commercial real estate	3,969,935	4,025,493	4,139,072	4,391,328	4,413,003	4,044,214	4,375,280
Residential real estate	998,476	936,165	903,567	917,399	937,969	946,417	952,939
Home equity	728,791	716,219	703,714	709,954	710,794	716,333	714,723
Installment	164,063	140,145	125,579	106,188	93,937	143,403	86,740
Credit card	54,946	55,036	52,659	53,056	50,126	54,222	48,458
Total loans	9,584,914	9,352,374	9,251,185	9,258,736	9,474,385	9,397,380	9,731,749
Less:
Allowance for credit losses	(119,000)	(123,950)	(129,601)	(144,756)	(157,727)	(124,145)	(168,449)
Net loans	9,465,914	9,228,424	9,121,584	9,113,980	9,316,658	9,273,235	9,563,300
Premises and equipment	190,738	191,895	192,832	192,941	193,775	191,814	200,273
Operating leases	83,970	73,862	61,297	659	0	73,126	0
Goodwill	999,690	999,958	1,000,238	938,453	937,771	999,960	937,771
Other intangibles	97,781	100,354	103,033	71,006	72,529	100,370	74,335
Accrued interest and other assets	986,927	915,153	867,253	931,379	979,845	923,549	964,245
Total Assets	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,253,031	$16,084,472

LIABILITIES
Deposits
Interest-bearing demand	$3,105,547	$3,180,846	$3,246,919	$3,069,416	$2,960,388	$3,177,253	$2,961,043
Savings	4,036,565	4,076,380	4,145,615	4,195,504	4,150,610	4,085,787	4,021,895
Time	1,052,669	1,055,650	1,231,266	1,428,872	1,574,951	1,112,541	1,659,401
Total interest-bearing deposits	8,194,781	8,312,876	8,623,800	8,693,792	8,685,949	8,375,581	8,642,339
Noninterest-bearing	4,176,242	4,224,842	4,160,175	4,191,457	3,981,404	4,187,145	3,942,210
Total deposits	12,371,023	12,537,718	12,783,975	12,885,249	12,667,353	12,562,726	12,584,549
Federal funds purchased and securities sold
under agreements to repurchase	32,637	24,229	45,358	79,382	186,401	34,028	188,461
FHLB short-term borrowings	892,786	586,846	257,800	2,445	63,463	581,470	57,163
Other	131,237	109,353	33,297	654	0	91,654	0
Total short-term borrowings	1,056,660	720,428	336,455	82,481	249,864	707,152	245,624
Long-term debt	350,058	359,168	385,240	314,262	313,100	364,693	486,010
Total borrowed funds	1,406,718	1,079,596	721,695	396,743	562,964	1,071,845	731,634
Accrued interest and other liabilities	519,069	468,994	453,754	512,605	504,198	480,845	502,421
Total Liabilities	14,296,810	14,086,308	13,959,424	13,794,597	13,734,515	14,115,416	13,818,604

SHAREHOLDERS' EQUITY
Common stock	1,631,078	1,635,990	1,638,321	1,637,828	1,635,833	1,635,103	1,635,552
Retained earnings	899,524	866,910	841,652	822,500	783,760	869,574	755,066
Accumulated other comprehensive loss	(236,566)	(190,949)	(38,448)	8,542	36,917	(156,047)	34,981
Treasury stock, at cost	(204,857)	(212,281)	(216,030)	(227,050)	(195,217)	(211,015)	(159,731)
Total Shareholders' Equity	2,089,179	2,099,670	2,225,495	2,241,820	2,261,293	2,137,615	2,265,868
Total Liabilities and Shareholders' Equity	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$15,995,808	$16,253,031	$16,084,472

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	September 30, 2022			June 30, 2022			September 30, 2021			September 30, 2022		September 30, 2021
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,003,472	$31,345	3.11%	$4,118,287	$28,555	2.78%	$4,189,253	$24,370	2.31%	$4,142,157	2.79%	$4,035,639	2.40%
Interest-bearing deposits with other banks	317,146	1,597	2.00%	294,136	505	0.69%	32,400	23	0.28%	295,174	1.01%	41,582	0.24%
Gross loans (1)	9,597,197	122,170	5.05%	9,367,820	97,091	4.16%	9,502,750	96,428	4.03%	9,411,807	4.35%	9,760,545	4.01%
Total earning assets	13,917,815	155,112	4.42%	13,780,243	126,151	3.67%	13,724,403	120,821	3.49%	13,849,138	3.81%	13,837,766	3.53%

Nonearning assets
Allowance for credit losses	(119,000)			(123,950)			(157,727)			(124,145)		(168,449)
Cash and due from banks	228,068			248,463			245,212			239,219		238,531
Accrued interest and other assets	2,359,106			2,281,222			2,183,920			2,288,819		2,176,624
Total assets	$16,385,989			$16,185,978			$15,995,808			$16,253,031		$16,084,472

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,105,547	$2,404	0.31%	$3,180,846	$842	0.11%	$2,960,388	$446	0.06%	$3,177,253	0.16%	$2,961,043	0.07%
Savings	4,036,565	2,199	0.22%	4,076,380	1,003	0.10%	4,150,610	938	0.09%	4,085,787	0.13%	4,021,895	0.11%
Time	1,052,669	1,783	0.67%	1,055,650	1,118	0.42%	1,574,951	1,936	0.49%	1,112,541	0.50%	1,659,401	0.54%
Total interest-bearing deposits	8,194,781	6,386	0.31%	8,312,876	2,963	0.14%	8,685,949	3,320	0.15%	8,375,581	0.19%	8,642,339	0.18%
Borrowed funds
Short-term borrowings	1,056,660	6,158	2.31%	720,428	1,566	0.87%	249,864	68	0.11%	707,152	1.52%	245,624	0.10%
Long-term debt	350,058	4,676	5.30%	359,168	4,612	5.15%	313,100	4,023	5.10%	364,693	5.07%	486,010	3.44%
Total borrowed funds	1,406,718	10,834	3.06%	1,079,596	6,178	2.30%	562,964	4,091	2.88%	1,071,845	2.73%	731,634	2.32%
Total interest-bearing liabilities	9,601,499	17,220	0.71%	9,392,472	9,141	0.39%	9,248,913	7,411	0.32%	9,447,426	0.48%	9,373,973	0.34%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	4,176,242			4,224,842			3,981,404			4,187,145		3,942,210
Other liabilities	519,069			468,994			504,198			480,845		502,421
Shareholders' equity	2,089,179			2,099,670			2,261,293			2,137,615		2,265,868
Total liabilities & shareholders' equity	$16,385,989			$16,185,978			$15,995,808			$16,253,031		$16,084,472

Net interest income	$137,892			$117,010			$113,410			$361,247		$341,312
Net interest spread			3.71%			3.28%			3.17%		3.33%		3.19%
Net interest margin			3.93%			3.41%			3.28%		3.49%		3.30%

Tax equivalent adjustment			0.05%			0.04%			0.04%		0.04%		0.04%
Net interest margin (fully tax equivalent)			3.98%			3.45%			3.32%		3.53%		3.34%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$3,338	$(548)	$2,790	$8,430	$(1,455)	$6,975	$11,789	$2,223	$14,012
Interest-bearing deposits with other banks	960	132	1,092	140	1,434	1,574	237	1,909	2,146
Gross loans (2)	20,863	4,216	25,079	24,540	1,202	25,742	24,945	(11,355)	13,590
Total earning assets	25,161	3,800	28,961	33,110	1,181	34,291	36,971	(7,223)	29,748

Interest-bearing liabilities
Total interest-bearing deposits	$3,445	$(22)	$3,423	$3,449	$(383)	$3,066	$1,007	$(381)	$626
Borrowed funds
Short-term borrowings	2,587	2,005	4,592	1,388	4,702	6,090	2,605	5,248	7,853
Long-term debt	134	(70)	64	159	494	653	5,935	(4,601)	1,334
Total borrowed funds	2,721	1,935	4,656	1,547	5,196	6,743	8,540	647	9,187
Total interest-bearing liabilities	6,166	1,913	8,079	4,996	4,813	9,809	9,547	266	9,813
Net interest income (1)	$18,995	$1,887	$20,882	$28,114	$(3,632)	$24,482	$27,424	$(7,489)	$19,935

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Nine months ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2022	2022	2022	2021	2021	2022	2021
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$117,885	$124,130	$131,992	$148,903	$159,590	$131,992	$175,679
Purchase accounting ACL for PCD	0	0	0	17	0	0	0
Provision for credit losses	7,898	(4,267)	(5,589)	(9,525)	(8,193)	(1,958)	(9,499)
Gross charge-offs
Commercial and industrial	1,947	773	2,845	1,364	2,617	5,565	14,256
Lease financing	13	8	131	0	0	152	0
Construction real estate	0	0	0	1,496	0	0	2
Commercial real estate	3	3,419	0	9,150	1,030	3,422	4,321
Residential real estate	119	4	22	6	74	145	121
Home equity	45	22	21	22	200	88	1,051
Installment	294	361	177	184	37	832	150
Credit card	237	212	246	149	230	695	631
Total gross charge-offs	2,658	4,799	3,442	12,371	4,188	10,899	20,532
Recoveries
Commercial and industrial	90	177	379	201	869	646	1,411
Lease financing	13	3	33	0	0	49	0
Construction real estate	0	0	0	0	0	0	3
Commercial real estate	561	2,194	222	4,292	223	2,977	493
Residential real estate	35	34	90	74	56	159	154
Home equity	185	360	265	303	426	810	920
Installment	29	47	21	27	53	97	124
Credit card	58	6	159	71	67	223	150
Total recoveries	971	2,821	1,169	4,968	1,694	4,961	3,255
Total net charge-offs	1,687	1,978	2,273	7,403	2,494	5,938	17,277
Ending allowance for credit losses	$124,096	$117,885	$124,130	$131,992	$148,903	$124,096	$148,903

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.24%	0.08%	0.37%	0.18%	0.26%	0.23%	0.60%
Lease financing	0.00%	0.01%	0.34%	0.00%	0.00%	0.10%	0.00%
Construction real estate	0.00%	0.00%	0.00%	1.29%	0.00%	0.00%	0.00%
Commercial real estate	(0.06)%	0.12%	(0.02)%	0.44%	0.07%	0.01%	0.12%
Residential real estate	0.03%	(0.01)%	(0.03)%	(0.03)%	0.01%	0.00%	0.00%
Home equity	(0.08)%	(0.19)%	(0.14)%	(0.16)%	(0.13)%	(0.13)%	0.02%
Installment	0.64%	0.90%	0.50%	0.59%	(0.07)%	0.69%	0.04%
Credit card	1.29%	1.50%	0.67%	0.58%	1.29%	1.16%	1.33%
Total net charge-offs	0.07%	0.08%	0.10%	0.32%	0.10%	0.08%	0.24%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$8,719	$11,675	$14,390	$17,362	$15,160	$8,719	$15,160
Lease financing	376	217	249	203	0	376	0
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	13,435	14,650	19,843	19,512	38,564	13,435	38,564
Residential real estate	10,250	8,879	7,432	8,305	9,416	10,250	9,416
Home equity	3,445	3,331	3,377	2,922	2,735	3,445	2,735
Installment	279	170	163	88	91	279	91
Nonaccrual loans	36,504	38,922	45,454	48,392	65,966	36,504	65,966
Accruing troubled debt restructurings (TDRs)	11,022	11,225	8,055	11,616	11,448	11,022	11,448
Total nonperforming loans	47,526	50,147	53,509	60,008	77,414	47,526	77,414
Other real estate owned (OREO)	22	22	72	98	340	22	340
Total nonperforming assets	47,548	50,169	53,581	60,106	77,754	47,548	77,754
Accruing loans past due 90 days or more	137	142	180	137	104	137	104
Total underperforming assets	$47,685	$50,311	$53,761	$60,243	$77,858	$47,685	$77,858
Total classified assets	$115,131	$119,769	$106,839	$104,815	$165,462	$115,131	$165,462

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	339.95%	302.87%	273.09%	272.76%	225.73%	339.95%	225.73%
Nonperforming loans	261.11%	235.08%	231.98%	219.96%	192.35%	261.11%	192.35%
Total ending loans	1.27%	1.25%	1.34%	1.42%	1.59%	1.27%	1.59%
Nonperforming loans to total loans	0.49%	0.53%	0.58%	0.65%	0.83%	0.49%	0.83%
Nonaccrual loans to total loans	0.37%	0.41%	0.49%	0.52%	0.70%	0.37%	0.70%
Nonperforming assets to
Ending loans, plus OREO	0.49%	0.53%	0.58%	0.65%	0.83%	0.49%	0.83%
Total assets	0.29%	0.31%	0.33%	0.37%	0.49%	0.29%	0.49%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.37%	0.41%	0.49%	0.52%	0.71%	0.37%	0.71%
Total assets	0.22%	0.24%	0.28%	0.30%	0.42%	0.22%	0.42%
Classified assets to total assets	0.69%	0.74%	0.67%	0.64%	1.04%	0.69%	1.04%

(1) Nonaccrual loans include nonaccrual TDRs of $12.8 million, $9.5 million, $16.2 million, $16.0 million, and 20.3 million, as of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2022	2022	2022	2021	2021	2022	2021
PER COMMON SHARE
Market Price
High	$23.75	$23.03	$26.73	$25.79	$24.06	$26.73	$26.40
Low	$19.02	$19.09	$22.92	$22.89	$21.48	$19.02	$17.62
Close	$21.08	$19.40	$23.05	$24.38	$23.41	$21.08	$23.41

Average shares outstanding - basic	93,582,250	93,555,131	93,383,932	92,903,900	94,289,097	93,507,831	95,752,759
Average shares outstanding - diluted	94,793,766	94,449,817	94,263,925	93,761,909	95,143,930	94,504,453	96,617,600
Ending shares outstanding	94,833,964	94,448,792	94,451,496	94,149,240	93,742,797	94,833,964	93,742,797

Total shareholders' equity	$1,994,132	$2,068,670	$2,137,445	$2,258,942	$2,236,170	$1,994,132	$2,236,170

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,348,413	$1,307,259	$1,272,115	$1,262,789	$1,316,059	$1,348,413	$1,316,059
Common equity tier 1 capital ratio	10.82%	10.91%	10.87%	10.85%	11.55%	10.82%	11.55%
Tier 1 capital	$1,392,565	$1,351,287	$1,316,020	$1,306,571	$1,359,297	$1,392,565	$1,359,297
Tier 1 ratio	11.17%	11.28%	11.24%	11.22%	11.92%	11.17%	11.92%
Total capital	$1,711,741	$1,670,367	$1,635,003	$1,642,549	$1,706,513	$1,711,741	$1,706,513
Total capital ratio	13.73%	13.94%	13.97%	14.11%	14.97%	13.73%	14.97%
Total capital in excess of minimum requirement	$402,662	$412,167	$405,931	$420,118	$509,579	$402,662	$509,579
Total risk-weighted assets	$12,467,422	$11,982,860	$11,705,447	$11,642,201	$11,399,375	$12,467,422	$11,399,375
Leverage ratio	8.88%	8.76%	8.64%	8.70%	9.05%	8.88%	9.05%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.00%	12.74%	13.35%	13.83%	14.01%	12.00%	14.01%
Ending tangible shareholders' equity to ending tangible assets (1)	5.79%	6.40%	6.95%	7.58%	8.21%	5.79%	8.21%
Average shareholders' equity to average assets	12.75%	12.97%	13.75%	13.98%	14.14%	13.15%	14.09%
Average tangible shareholders' equity to average tangible assets (1)	6.49%	6.62%	7.44%	8.20%	8.35%	6.85%	8.32%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	2,484,295	0	4,633,355
Average share repurchase price	N/A	N/A	N/A	N/A	$23.04	N/A	$23.33
Total cost of shares repurchased	N/A	N/A	N/A	N/A	$57,231	N/A	$108,077

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable